UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 17, 2016

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Arthur J. Gallagher & Co. (“Gallagher”) held its Annual Meeting of Stockholders on May 17, 2016 (the “Annual Meeting”). At the Annual Meeting, three items were submitted to Gallagher’s stockholders. The items are described in more detail in Gallagher’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2016. At the Annual Meeting, Gallagher’s stockholders (i) elected all ten Director nominees, whose names appear below, to serve as Directors of Gallagher until Gallagher’s 2017 Annual Meeting of Stockholders, (ii) approved ratification of the appointment of Ernst & Young LLP as Gallagher’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016, and (iii) approved, on an advisory basis, the compensation of Gallagher’s named executive officers. The final voting results are set forth below:

Item 1: Election of ten Directors, each to serve for a one-year term until Gallagher’s 2017 Annual Meeting of Stockholders:

Directors	For	Against	Abstain	*Broker Non-Votes
Sherry S. Barrat	143,403,317	2,725,299	93,687	18,396,075
William L. Bax	144,245,188	1,939,656	37,459	18,396,075
D. John Coldman	144,338,853	1,799,228	84,222	18,396,075
Frank E. English, Jr.	144,331,541	1,805,946	84,816	18,396,075
J. Patrick Gallagher, Jr.	141,807,794	3,406,543	1,007,966	18,396,075
Elbert O. Hand	140,167,825	5,965,746	88,732	18,396,075
David S. Johnson	130,927,580	15,208,813	85,910	18,396,075
Kay W. McCurdy	141,093,224	5,042,528	86,551	18,396,075
Ralph J. Nicoletti	145,667,020	487,977	67,306	18,396,075
Norman L. Rosenthal	145,025,329	1,111,789	85,185	18,396,075

	For	Against	Abstain	*Broker Non-Votes
Item 2: Ratification of the Appointment of Ernst & Young LLP as Gallagher’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016	160,650,815	3,869,716	97,847	—

Item 3: Advisory Vote on the Compensation of Gallagher’s Named Executive Officers	129,803,996	15,978,030	440,277	18,396,075

* Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters, such as the ratification of the Independent Registered Public Accounting Firm, but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as the election of Directors and the advisory vote on the compensation of Gallagher’s named executive officers.

Item 7.01.	Regulation FD Disclosure.

The slides containing information presented at the Annual Meeting are furnished as Exhibit 99.1 to this report. This exhibit may also be accessed at Gallagher’s website (www.ajg.com) under the heading Investor Relations.

Item 9.01.	Financial Statements and Exhibits.

99.1	Slides presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: May 17, 2016	/s/ WALTER D. BAY
Walter D. Bay Vice President, General Counsel and Secretary